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Exhibit A



                               January  5, 1999

Board of Directors
Whitney American Corporation
c/o/ Joel Kaswell
Washington, D.C.
Fax: 202-842-4485

Dear Board of Directors:

     I hereby resign as a member of the Board of Directors of Whitney American Corporation, effective immediately.


                                                Sincerely,

                                                /S/ Heatherlynn Colburn
                                                --------------------------

                                                Heatherlynn Colburn